UACSC 97-D
                    UNION ACCEPTANCE CORPORATION
                             (Servicer)
                        MONTH ENDING 4/30/98


PRINCIPAL BALANCE RECONCILIATION                                      D O L L A R S
                                                CLASS A-1         CLASS A-2          CLASS A-3       CLASS A-4        CLASS A-5
                                              -------------     -------------      -------------   -------------    -------------
Original Principal Balance                    33,250,000.00     71,250,000.00      31,925,000.00   44,725,000.00    22,997,164.67
Beginning Period Principal Balance             4,774,658.30     71,250,000.00      31,925,000.00   44,725,000.00    22,997,164.67
Principal Collections - Scheduled Payments     2,759,358.43              0.00               0.00            0.00             0.00
Principal Collections - Payoffs                2,015,299.87        887,798.44               0.00            0.00             0.00
Principal Withdrawal from Payahead                     0.00          4,292.11               0.00            0.00             0.00
Gross Principal Charge Offs                            0.00        306,287.05               0.00            0.00             0.00
Repurchases                                            0.00              0.00               0.00            0.00             0.00
                                              -------------     -------------      -------------   -------------    -------------
Ending Balance                                         0.00     70,051,622.40      31,925,000.00   44,725,000.00    22,997,164.67
                                              =============     =============      =============   =============    =============

Certificate Factor                                0.0000000         0.9831807          1.0000000       1.0000000        1.0000000
Pass Through Rate                                    6.4507%           6.2000%            6.2600%          6.280%           6.410%


PRINCIPAL BALANCE RECONCILIATION                   DOLLARS           NUMBERS
                                               TOTAL CLASS A's
                                               ---------------       ------
Original Principal Balance                      204,147,164.67       17,123
Beginning Period Principal Balance              175,671,822.97       15,404
Principal Collections - Scheduled Payments        2,759,358.43
Principal Collections - Payoffs                   2,903,098.31          416
Principal Withdrawal from Payahead                    4,292.11
Gross Principal Charge Offs                         306,287.05           18
Repurchases                                               0.00            0
                                                --------------       ------
Ending Balance                                  169,698,787.07       14,970
                                                ==============       ======


Certificate Factor                                   0.8312571
Pass Through Rate                                       6.2914%

CASH FLOW RECONCILIATION

Principal Wired                                           5,688,187.19
Interest Wired                                            1,730,009.50
Withdrawal from Payahead Account                              6,463.16
Repurchases (Principal and Interest)                              0.00
Charge Off Recoveries                                       140,361.18
Interest Advances                                            23,272.46
Certificate Account Interest Earned                          21,069.93
Spread Account Withdrawal                                         0.00
Class A Surety Bond Draw for
     Class I Interest                                             0.00
Class A Surety Bond Draw for
     Class A Principal or Interest                                0.00
                                                        --------------

Total Cash Flow                                           7,609,363.42
                                                        ==============

TRUSTEE DISTRIBUTION  (5/08/98)

Total Cash Flow                                           7,609,363.42
Unrecovered Advances on Defaulted Receivables                 9,814.04
Servicing Fee (Due and Unpaid)                                    0.00
Interest to Class A-1 Certificateholders                     25,666.57
Interest to Class A-2 Certificateholders                    368,125.00
Interest to Class A-3 Certificateholders                    166,542.08
Interest to Class A-4 Certificateholders                    234,060.83
Interest to Class A-5 Certificateholders                    122,843.19
Interest to Class I Certificateholders                      173,162.59
Principal to Class A-1 Certificateholders                 4,774,658.30
Principal to Class A-2 Certificateholders                 1,198,377.60
Principal to Class A-3 Certificateholders                         0.00
Principal to Class A-4 Certificateholders                         0.00
Principal to Class A-5 Certificateholders                         0.00
Surety Bond Premium                                          21,212.35
Interest Advance Recoveries from Payments                    19,124.59
Unreimbursed draws on Class A's Surety Bond
     for Class I Interest                                         0.00
Unreimbursed draws on Class A's Surety Bond
     for Class A Principal                                        0.00
or  Interest
Deposit to Payahead                                          28,146.52
Certificate Account Interest to Servicer                     21,069.93
Payahead Account Interest to Servicer                           341.46
Excess                                                      446,218.37
                                                        --------------

Net Cash                                                          0.00
                                                        ==============

Servicing Fee Retained
     from Interest Collections                              146,393.19

SPREAD ACCOUNT RECONCILIATION

Original Balance                                          2,041,471.65
Beginning Balance                                         2,551,839.56
Trustee Distribution of Excess                              446,218.37
Interest Earned                                              10,906.26
Spread Account Draws                                              0.00
Reimbursement for Prior Spread Account Draws                      0.00
Distribution of Funds to Servicer                          (457,124.63)
                                                        --------------
Ending Balance                                            2,551,839.56
                                                        ==============

Required Balance                                          2,551,839.56



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                         14,290,301.53
Beginning Balance                                         9,745,188.05
Reduction Due to Spread Account                                   0.00
Reduction Due to Principal Reduction                       (418,112.51)
                                                        --------------
Ending Balance                                            9,327,075.54
                                                        ==============

First Loss Protection Required Amount                     9,327,075.54
First Loss Protection Fee %                                       2.00%
First Loss Protection Fee                                    15,545.13



SURETY BOND RECONCILIATION


Original Balance                                        204,147,164.67
Beginning Balance                                       174,404,262.77
Draws                                                             0.00
Reimbursement of Prior Draws                                      0.00
                                                        --------------
Ending Balance                                          174,404,262.77
                                                        ==============

Adjusted Ending Balance Based
     Upon Required Balance                              168,383,740.96
                                                        ==============
Required Balance                                        168,383,740.96


PAYAHEAD RECONCILIATION


Beginning Balance                                            84,113.34
Deposit                                                      28,146.52
Payahead Interest                                               341.46
Withdrawal                                                    6,463.16
                                                        --------------
Ending Balance                                              106,138.16
                                                        ==============

CURRENT DELINQUENCY
                                           GROSS
   # PAYMENTS DELINQUENT    NUMBER        BALANCE       PRINCIPAL    INTEREST
   ---------------------    ------        -------       ---------    --------
1 Payment                    124       1,327,854.49     23,125.98    13,750.41
2 Payments                    52         619,506.04     16,834.15    13,427.67
3 Payments                    20         290,144.07      9,864.83    10,375.27
                             ---       ------------     ---------    ---------
Total                        196       2,237,504.60     49,824.96    37,553.35
                             ===       ============     =========    =========

Percent Delinquent         1.309%             1.319%




DELINQUENCY RATE (60+)
                                                     RECEIVABLE
                                   END OF PERIOD     DELINQUENCY
   PERIOD            BALANCE       POOL BALANCE         RATE
   ------            -------       ------------         ----
Current             909,650.11    169,698,787.07        0.54%
1st Previous      1,108,263.31    175,671,822.97        0.63%
2nd Previous        986,181.56    181,981,788.48        0.54%


NET LOSS RATE
                                                                                      DEFAULTED
                                                  LIQUIDATION        AVERAGE           NET LOSS
   PERIOD                             BALANCE       PROCEEDS       POOL BALANCE      (ANNUALIZED)
   ------                             -------       --------       ------------      ------------
Current                              306,287.05   140,361.18      172,685,305.02        1.15%
1st Previous                         296,141.92    67,103.70      178,826,805.73        1.54%
2nd Previous                         173,059.03     4,442.61      184,686,380.91        1.10%

Gross Cumulative Charge Offs         775,485.98                   Net Cumulative Loss Percentage
Gross Liquidation Proceeds           211,154.07                                         0.28%
Number of Repossessions                      17
Number of Inventoried Autos EOM              20

EXCESS YIELD TRIGGER
                                                     EXCESS YIELD
                      EXCESS       END OF PERIOD     PERCENTAGE
   PERIOD              YIELD        POOL BALANCE     (ANNUALIZED)
Current             503,644.98     169,698,787.07       3.56%
1st Previous        520,716.75     175,671,822.97       3.56%
2nd Previous        499,379.10     181,981,788.48       3.29%
3rd Previous        838,893.99     187,390,973.34       5.37%
4th Previous        976,474.46     193,045,072.44       6.07%
5th Previous       (34,871.76)     199,906,022.74      -0.21%

                                 CURRENT
                                  LEVEL          TRIGGER        STATUS
                                  -----          -------        ------

Six Month Average Excess Yield     3.61%          1.50%           OK

Trigger Hit in Current or any Previous Month                      NO


DATE: 5/5/98                                            /s/ Nancy Meltabarger
                                                        ------------------------
                                                           NANCY MELTABARGER
                                                        ASSISTANT VICE PRESIDENT